UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 3, 2019 (September 30, 2019)	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC
Series A Junior Participating Cumulative Preferred Stock, par value $0.10 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b) Departure of President of Comtech Systems, Inc.

On October 3, 2019, Comtech Telecommunications Corp. (the “Company”) issued a press release announcing the promotion of Rich Luhrs to President of Comtech Systems, Inc. (“Comtech Systems”). Mr. Luhrs will succeed Dick Burt, who will be retiring after 40 years with the Company. Mr. Luhrs joined Comtech Systems in 2004 and was named General Manager in 2017 in anticipation of Mr. Burt's retirement.

5.02(e) Mr. Burt's Retirement and Transition Agreement and Consulting Agreement

In connection with Mr. Burt’s announced retirement, on September 30, 2019, the Company entered into a retirement and transition agreement (the “Retirement and Transition Agreement”) with Mr. Burt. Under the terms of the Retirement and Transition Agreement, Mr. Burt ceased serving as a Senior Vice President of the Company and as the President of Comtech Systems and agreed to continue as an employee of the Company in the capacity of a Senior Advisor to the Company for a twelve-month period. Pursuant to the Retirement and Transition Agreement, while serving as a Senior Advisor, Mr. Burt will continue to be eligible to vest in certain unvested equity awards granted to him in prior years. In addition, effective September 30, 2019, Mr. Burt entered into a separate consulting agreement (the “Consulting Agreement”) with Comtech Systems pursuant to which he will be entitled to receive $7,403.84 per week for consulting services to Comtech Systems, plus an additional amount of $666.47 per month for a three-month period. The Consulting Agreement may be terminated by either party by providing ten days’ notice.

A copy of the press release concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release, dated October 3, 2019, announcing organizational changes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    October 3, 2019

By:	/s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer